EXHIBIT 10.86

                          PLEDGE AND SECURITY AGREEMENT
                                 (Subsidiaries)

      THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT"), dated as of December 22, 2000, is by and among each of the undersigned Subsidiaries and any Subsidiary who may become a party hereto pursuant to the execution and delivery of a Joinder Agreement (each a "DEBTOR") and collectively the "DEBTORS"), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders referred to below (in such capacity, the "SECURED PARTY").

                               R E C I T A L S:

      A. First Investors Financial Services, Inc. ("BORROWER"), a Texas corporation, has entered into that certain Credit Agreement, dated as of December 22, 2000, with the lenders party thereto (each individually a "LENDER" and collectively, the "LENDERS"), Secured Party as Administrative Agent for the Lenders and Banc of America Securities LLC, as lead arranger and sole book manager (such agreement as it may be amended or otherwise modified from time to time is referred to herein as the "CREDIT AGREEMENT").

      B. The execution and delivery of this Agreement is required by the Credit Agreement as a condition to making extensions of credit thereunder.

      C. Terms defined in the Credit Agreement, and not otherwise defined herein, are used herein with their meanings as set forth in the Credit Agreement.

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, and in order to induce Secured Party and the Lenders to make Loans pursuant to the Credit Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

            "ACCOUNT" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance;
      (b) all accounts receivable of Debtor; (c) all rights of Debtor to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; (f) all rights of Debtor as an unpaid seller of goods or services, including, but not

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      limited to, all rights of stoppage in transit, replevin, reclamation, and resale; and (g) all rights to brokerage commissions.

            "AMENDMENT" means any amendment of this Agreement between Debtor and Secured Party required hereby or entered into pursuant to the terms of the Credit Agreement, including, without limitation, any amendment in the form of EXHIBIT A hereto.

            "CAPITAL STOCK" means corporate stock and any and all shares, partnership interests, equity interests, rights, securities or other equivalent evidences of ownership (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership or other type of entity).

            "CHATTEL PAPER" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

            "COLLATERAL" has the meaning specified in SECTION 2.1 of this Agreement.

            "COPYRIGHT LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright, including, without limitation, the agreements identified on SCHEDULE 3.5.

            "COPYRIGHTS" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations, and copyright applications, including, without limitation, those identified on SCHEDULE 3.5; (b) all renewals, extensions, and modifications thereof; (c) all income, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor.

            "COPYRIGHT SECURITY AGREEMENT" means a security agreement in form and substance satisfactory to Secured Party pursuant to which Debtor grants to Secured Party, for the benefit of the Lenders, a first priority security interest in its Copyrights and Copyright Licenses for purposes of recording such security interest with any copyright office of a Governmental Authority, as such agreement may hereafter be amended, supplemented, or otherwise modified from time to time.

            "DEPOSIT ACCOUNTS" means any and all deposit accounts, certificates of deposit, or other bank accounts now owned or hereafter acquired or opened by Debtor, and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on SCHEDULE 3.2.

            "DOCUMENT" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all documents of title and all receipts covering, evidencing, or representing goods now owned or hereafter acquired by Debtor.

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            "EQUIPMENT" means any "equipment," as such term is defined in
      Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, furniture, trailers, rolling stock, vessels, aircraft, and vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

            "FINANCIAL ASSETS" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC.

            "FIXTURES" means any "fixtures," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and in any event shall include, without limitation, all plant fixtures, business fixtures, other fixtures, and storage office facilities, wherever located, and all additions and accessions thereto and replacements therefor.

            "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor:
      (a) all of Debtor's Intellectual Property together with all of Debtor's trade secrets, proprietary information, customer lists, designs, and inventions; (b) all of Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, and all rights of Debtor to retrieve data and other information from third parties; (c) all of Debtor's contract rights, which include, without limitation, (i) all rights of Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of Debtor for damages arising out of or for breach of or default under such agreements, (iv) all rights of Debtor to terminate such agreements, to perform thereunder, and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) any rights to Liens securing Pledged Collateral, Accounts, (d) all rights or interests of Debtor in any partnership or joint venture; (e) all rights of Debtor to payment under letters of credit and similar agreements; (f) all tax refunds and tax refund claims of Debtor; (g) all choses in action and causes of action of Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor; (h) all rights and claims of Debtor under warranties and indemnities; and (i) all rights of Debtor under any insurance, surety, or similar contract or arrangement, including, without limitation, all claims under governmental health care programs and claims under private insurance to which Debtor is entitled or which have been assigned to it.

            "INSTRUMENT" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange, and trade acceptances, whether now owned or hereafter acquired by Debtor.

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            "INTELLECTUAL PROPERTY" means the Copyrights, Copyright Licenses,
      Patents, Patent Licenses, Trademarks, and Trademark Licenses.

            "INVENTORY" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal property that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials; (c) all wrapping, packaging, advertising, and shipping materials; (d) all goods that have been returned to, repossessed by, or stopped in transit by Debtor; and (e) all Documents evidencing any of the foregoing.

            "INVESTMENT PROPERTY" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on SCHEDULE 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on SCHEDULE 3.2).

            "OBLIGATIONS" means and includes the "Obligations" as such term is defined in the Credit Agreement and the "Guaranteed Indebtedness" as such term is defined in the Subsidiary Guaranty to which Debtor is a party.

            "PATENT LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence, including, without limitation, the agreements identified on SCHEDULE 3.5.

            "PATENTS" means any and all of the following: (a) all patents, patent applications, and patentable inventions, including, without limitation, those identified on SCHEDULE 3.5, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor.

            "PATENT SECURITY AGREEMENT" means a security agreement in form and substance satisfactory to Secured Party pursuant to which Debtor grants to Secured Party, for the benefit of the Lenders, a first priority security interest in its Patents and Patent Licenses for purposes of recording such security interest with any patent office of a Governmental Authority, as such agreement may be amended, supplemented, or otherwise modified from time to time.

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            "PLEDGED COLLATERAL" means the Pledged Shares and the Instruments evidencing the obligations of Subsidiaries to Debtor described in SECTION 2.1(C).

            "PLEDGED SHARES" means the Capital Stock identified on SCHEDULE 1.1 attached hereto or on SCHEDULE 1 to an Amendment.

            "PROCEEDS" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "PROJECT BRAVE PURCHASE AGREEMENTS" means that certain Amended and Restated Contract Purchase Agreement, dated as of August 8, 2000, by and between First Investors Servicing Corporation and FIFS Acquisition Funding Company, L.L.C. and that certain Amended and Restated NIM Collateral Purchase Agreement, dated as of August 8, 2000, by and between First Investors Servicing Corporation, ALAC Receivables Corp. and FIFS Acquisition Funding Company, L.L.C., as amended by that certain First Amendment to Amended and Restated NIM Collateral Purchase Agreement, dated as of September 15, 2000.

            "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark, including, without limitation, the agreements identified on SCHEDULE 3.5.

            "TRADEMARKS" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those identified in SCHEDULE 3.5; (b) all reissues, extensions, and renewals thereof; (c) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

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            "TRADEMARK SECURITY AGREEMENT" means a security agreement in form and substance satisfactory to Secured Party pursuant to which Debtor grants to Secured Party, for the benefit of the Lenders, a first priority security interest in its Trademarks and Trademark Licenses for purposes of recording such security interest with the trademark office of any Governmental Authority, as such agreement may be amended, supplemented, or otherwise modified from time to time.

            "UCC" means the Uniform Commercial Code as in effect in the State of Texas and/or any other jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Collateral.

      Section 1.2. OTHER DEFINITIONAL PROVISIONS. References to "Sections," "subsections," "Exhibits," and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II.

                                SECURITY INTEREST

      Section 2.1. SECURITY INTEREST. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing lien on and security interest in, all of Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively with respect to any Debtor or all Debtors, as the context requires, the "COLLATERAL"):

      (a)   all Accounts;

      (b)   all Chattel Paper;

      (c) all Instruments, including, without limitation, or in addition, all instruments evidencing indebtedness from time to time owed to Debtor by the Subsidiaries, and all interest, cash, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Instruments;

      (d)   all General Intangibles;

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      (e)   all Documents;

      (f)   all Equipment;

      (g)   all Fixtures;

      (h)   all Inventory;

      (i) all Financial Assets and Investment Property, including, without limitation, or in addition, the following:

            (1) all of the Pledged Shares and the certificates (if any) representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

            (2) all additional Capital Stock from time to time owned or acquired by Debtor in any manner, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Capital Stock; and

      (j) all of Debtor's Deposit Accounts and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts, and other earnings, profits, or other Proceeds from time to time representing, evidencing, deposited into, or held in the Deposit Accounts; and

      (k) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing CLAUSES (A) THROUGH (J);

PROVIDED, HOWEVER, that the Collateral shall not include (i) any of the property described in the foregoing CLAUSES (A) THROUGH (K) which has been or is required to be transferred under the Project Brave Purchase Agreements, and (ii) Deposit Accounts held on behalf of Debtor for the benefit of any Exempt Subsidiary in order to facilitate collection activities.

Notwithstanding anything to the contrary contained in this Agreement, the Obligations secured under this Agreement shall not exceed an aggregate amount equal to the greatest amount that would not render each Debtor's indebtedness, liabilities or obligations under this Agreement subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; PROVIDED, HOWEVER, that, for purposes of the immediately preceding clause, it shall be presumed that the Obligations secured hereunder do not equal or exceed any aggregate amount which would render each Debtor's indebtedness, liabilities or obligations under this Agreement subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Agreement are severable and, in any legally binding action or proceeding involving any state

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corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities or obligations of each Debtor hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its indebtedness, liabilities or obligations under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such indebtedness, liabilities or obligations shall, without any further action by each Debtor, Secured Party or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

      Section 2.2. DEBTOR REMAINS LIABLE. Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release each Debtor from any of its duties or obligations under such documentation, (c) Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) Secured Party shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      Section 2.3 RELEASE OF ACCOUNTS UPON SALE. As provided in SECTION 11.8 of the Credit Agreement, any Debtor is authorized to sell its Accounts, including Receivables, to Borrower for the purpose of resale (i) to FIRC pursuant to the FIRC Purchase Agreement, (ii) to First Investors Auto Capital Corporation in connection with the repurchase of the ACAC Automobile Trust 1998-01 Securitization, and (iv) to any other Exempt Subsidiary for inclusion in a Securitization program and, upon completion of such sale, the lien on and security interest in such sold Accounts shall be automatically released and of no further force or effect, without necessity of any action on the part of any Secured Party, until such time, if ever, that such Accounts are reacquired by such Debtor.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

      To induce Secured Party and the Lenders to enter into this Agreement and the Credit Agreement, each Debtor represents and warrants as follows:

      Section 3.1. LOCATION OF EQUIPMENT, FIXTURES, AND INVENTORY; THIRD PARTIES IN POSSESSION. All of the Equipment, Fixtures and Inventory are located at the places specified in SCHEDULE 3.1. SCHEDULE 3.1 correctly identifies the landlords or mortgagees, if any, of each location identified in SCHEDULE 3.1. Except for the Persons identified on SCHEDULE 3.2, no Person other than each Debtor and Secured Party has possession of any of the Collateral. None of the Collateral other than the Pledged Collateral has been located in any location within the past four months other than as set forth on SCHEDULE 3.1 for such Debtor.

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      Section 3.2. DEPOSIT, COMMODITY, AND SECURITIES ACCOUNTS. SCHEDULE 3.2
correctly identifies all deposit, commodity, and securities accounts owned by Debtor and the institutions holding such accounts. No Person other than Debtor has control over any Investment Property.

      Section 3.3. OFFICE LOCATIONS; FICTITIOUS NAMES; TAX I.D. NUMBER. The principal place of business and the chief executive office of Debtor is identified on SCHEDULE 3.1. SCHEDULE 3.1 also sets forth all other places where Debtor keeps its books and records and all other locations where Debtor has a place of business. Debtor does not do business and has not done business during the past five (5) years under any trade-name or fictitious business name except as disclosed on SCHEDULE 3.3. Debtor's United States Federal Income Tax Identification Number is set forth on SCHEDULE 3.3.

      Section 3.4. DELIVERY OF COLLATERAL. Except as provided by SECTION 4.3, Debtor has delivered to Secured Party all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein. All certificates of title evidencing its Equipment have been delivered to Secured Party to the extent required to perfect the security interest of Secured Party therein.

      Section 3.5. INTELLECTUAL PROPERTY. All of Debtor's Intellectual Property that is registered with or for which an application for registration has been filed with any Governmental Authority is identified on SCHEDULE 3.5, and such information is true, correct, and complete.

      Section 3.6. BENEFIT. The value of the consideration received and to be received by Debtor as a result of Borrower, Secured Party and Lenders entering into the Credit Agreement and Debtor's executing and delivering this Agreement and the other Loan Documents to which it is a party is reasonably worth at least as much as its liability and obligation hereunder and thereunder, and such liability and obligation and the Credit Agreement have benefitted and may reasonably be expected to benefit Debtor directly or indirectly.

                                   ARTICLE IV.

                                    COVENANTS

      Each Debtor covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment under the Credit Agreement, such Debtor will perform and observe each of the following covenants:

      Section 4.1. ACCOUNTS. Subject to SECTION 2.3 hereof and SECTION 11.8 of the Credit Agreement, Debtor shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of Secured Party, Debtor shall not, except in the ordinary course of business and in no event when any Default exists, (a) grant any extension of time for any payment with respect to any of the Accounts beyond sixty (60) days after such payment's due date, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment

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of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless the Account has been paid.

      Section 4.2. FURTHER ASSURANCES; EXCEPTIONS TO PERFECTION. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents, and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Debtor shall upon reasonable request by Secured Party (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require, (b) take such action after a Default as Secured Party may request to permit Secured Party to have control over any Investment Property or any Deposit Account, (c) deliver to Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; EXCEPT that, prior to the occurrence of a Default, Debtor may:
(i) retain for collection in the ordinary course of business checks representing Proceeds of Accounts received in the ordinary course of business; (ii) retain any letters of credit received in the ordinary course of business; (iii) retain and utilize in the ordinary course of business all dividends and interest paid in respect to any of the Pledged Collateral or any other Investment Property; and (iv) retain any Documents received and further negotiated in the ordinary course of business, (d) deliver any and all certificates of title, applications for title or similar evidence of ownership of Equipment and cause Secured Party to be named as lienholder thereon, and (e) execute and deliver to Secured Party such other agreements, documents, and instruments as Secured Party may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by this Agreement or any other Loan Document.

      Section 4.3. THIRD PARTIES IN POSSESSION OF COLLATERAL. Except in connection with sales of Accounts permitted by SECTION 11.8 of the Credit Agreement, Debtor shall not permit any third Person, except for the engagement of third party contractors in connection with the administration and disposition of receivables, (including any warehouseman, bailee, agent, consignee, or processor) to hold any Collateral, unless Debtor shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; and (iii) take all other actions Secured Party reasonably deems necessary to perfect and protect its and Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where such warehouseman, bailee, consignee, agent, processor, or other third Person is located (including the filing of financing statements in the proper jurisdictions naming the applicable third Person as debtor and Debtor as secured party and notifying the third Person's secured lenders of Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

      Section 4.4. CORPORATE CHANGES. Debtor shall not change its name, identity, corporate structure, or its United States Tax Identification Number in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall

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have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by Secured Party to protect its Liens with the perfection and priority thereof required by the Loan Documents. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

      Section 4.5. EQUIPMENT, FIXTURES, AND INVENTORY. Debtor shall keep the Equipment, Fixtures, and Inventory at (or in transit to) any of the locations specified on SCHEDULE 3.1 for such Debtor hereto or, upon not less than thirty
(30) days prior written notice to Secured Party, at such other places within the United States of America where all actions required to perfect Secured Party's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

      Section 4.6. WAREHOUSE RECEIPTS NON-NEGOTIABLE. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.

      Section 4.7. VOTING RIGHTS; DISTRIBUTIONS, ETC. So long as no Event of Default shall have occurred and be continuing, Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications) pertaining to any of the Pledged Collateral or any other Investment Property; PROVIDED, HOWEVER, that without the prior written consent of Secured Party no vote shall be cast or consent, waiver, or ratification given or action taken which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

      Section 4.8. TRANSFERS AND OTHER LIENS; ADDITIONAL INVESTMENTS. Except as provided otherwise by the Credit Agreement or this Agreement, Debtor agrees that it will (i) cause each issuer of any of the Pledged Collateral not to issue any Capital Stock, notes, or other securities or instruments in addition to or in substitution for any of the Pledged Collateral, (ii) pledge hereunder, immediately upon its acquisition thereof, any and all such Capital Stock, notes, or other securities or instruments, and (iii) promptly (and in any event within three (3) Business Days) deliver to Secured Party an Amendment, duly executed by Debtor, in respect of such Capital Stock, notes, or other securities or instruments, together with all certificates, notes, or other securities or instruments representing or evidencing the same. Debtor hereby (i) authorizes Secured Party to attach each Amendment to this Agreement, and (ii) agrees that all such Capital Stock, notes, or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Collateral.

      Section 4.9. INTELLECTUAL PROPERTY COVENANTS. If, before the Obligations are paid in full, Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, Debtor shall give to Secured Party prompt written notice thereof, and shall

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 11 execute and deliver, in form and substance satisfactory to Secured Party, a Copyright Security Agreement, Patent Security Agreement, or Trademark Security Agreement, as applicable, describing any such new Intellectual Property. Debtor shall (a) prosecute diligently any copyright, patent, or trademark application at any time pending which is necessary for the conduct of Debtor's business, (b) make application on all new copyrights, patents, and trademarks as reasonably deemed appropriate by Debtor, (c) preserve and maintain all rights in the Intellectual Property that is necessary for the conduct of Debtor's business, and (d) upon and after the occurrence and during the continuance of an Event of Default, use its reasonable efforts to obtain any consents, waivers, or agreements necessary to enable Secured Party to exercise its remedies with respect to the Intellectual Property. Debtor shall not, without the prior written consent of Secured Party, abandon any pending copyright, patent, or trademark application, or Copyright, Patent, Trademark, or any other Intellectual Property which is necessary for the conduct of Debtor's business.

      Section 4.10. DEPOSIT, COMMODITY, AND SECURITY ACCOUNTS. Debtor shall not open any new deposit, commodity, or securities account or otherwise utilize any such account other than the accounts identified on SCHEDULE 3.2 for such Debtor unless Debtor shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest therein to be perfected with the priority required by the Loan Documents. Prior to the occurrence and continuance of any Event of Default, Debtor may make purchases and sales of Investment Property or Financial Assets in accordance with the restrictions on investment set out in the Credit Agreement. After the occurrence and during the continuance of an Event of Default, Debtor shall not be authorized to make purchases and sales of the Investment Property or Financial Assets and Debtor shall take such steps as Secured Party may reasonably request to give Secured Party control over all Investment Property and Financial Assets. Debtor will not give any party control over any Investment Property or Financial Assets.

                                    ARTICLE V

                             RIGHTS OF SECURED PARTY

      Section 5.1. POWER OF ATTORNEY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN A DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SUCH DEBTOR HEREBY GIVES SECURED PARTY THE POWER AND RIGHT ON BEHALF OF DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING WHEN A DEFAULT EXISTS, WITHOUT NOTICE TO, OR THE CONSENT OF, ANY DEBTOR:

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 12

            (a) to demand, sue for, collect, or receive, in the name of Debtor or in Secured Party's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

            (b) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

            (c) to notify post office authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor;

            (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct (each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by each Debtor while a Default exists, such Debtor shall promptly deliver such Proceeds to Secured Party with any necessary endorsements, and until such Proceeds are delivered to Secured Party, such Proceeds shall be held in trust by such Debtor for the benefit of Secured Party and shall not be commingled with any other funds or property of such Debtor);
      (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against such Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer Agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (xi) to endorse such Debtor's name on all applications, documents, papers, and instruments necessary or desirable in order for Secured Party to use any of the Intellectual Property; (xii) to make, settle, compromise, or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Secured Party

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 13 were the absolute owner thereof for all purposes, and to do, at Secured Party's option and such Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party's security interest therein.

      THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11 HEREOF. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

      Section 5.2. ASSIGNMENT BY SECURED PARTY. Secured Party and each Lender may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to Secured Party or the Lenders, as applicable, herein or otherwise.

      Section 5.3. POSSESSION; REASONABLE CARE. Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of Secured Party, of any or all of the Collateral that Secured Party has a right to possess. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                   ARTICLE VI

                                     DEFAULT

      Section 6.1. RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies:

            (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 14 all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to any Debtor or any other person, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of each Debtor, which right or equity of redemption is hereby expressly waived and released by such Debtor. Upon the request of Secured Party, such Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to such Debtor and Secured Party. Each Debtor agrees that Secured Party shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Each Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement. Each Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; PROVIDED that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 15

            (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

            (c) Secured Party may exercise any and all rights and remedies of any Debtor under or in respect of the Collateral, including, without limitation, any and all rights of any Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Each Debtor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this CLAUSE (C) and to receive the dividends, interest, and other distributions which it is entitled to receive hereunder.

            (d) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the opinion of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

            (f) For purposes of enabling Secured Party to exercise its rights and remedies under this SECTION 6.1 and enabling Secured Party and its successors and assigns to enjoy the full benefits of the Collateral in each case as Secured Party shall be entitled to exercise its rights and remedies under this SECTION 6.1, each Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Debtor) to use, assign, license, or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns, and transferees of Secured Party.

      Section 6.2. PRIVATE SALES. Each Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 16 public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither Secured Party nor the Lenders shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act, or under any applicable state securities laws, even if such issuer would agree to do so. Each Debtor further agrees to do or cause to be done, to the extent that such Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees, or awards of any and all courts, arbitrators, or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor's expense.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      Section 7.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each Debtor and Secured Party and their respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party, and Secured Party may not appoint a successor as Secured Party except in accordance with the Credit Agreement.

      Section 7.3. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

      Section 7.4. NOTICES. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 17

      Section 7.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      Section 7.6. HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      Section 7.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

      Section 7.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      Section 7.9. WAIVER OF BOND. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

      Section 7.10. SEVERABILITY. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 7.11. TERMINATION. If all of the Obligations shall have been paid and performed in full and all Commitments of Secured Party and the Lenders shall have expired or terminated, Secured Party shall, upon the written request of any Debtor, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor, as applicable, (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement; notwithstanding anything to the contrary contained in this Agreement, if the payment of any amount of the Obligations is rescinded, voided or must otherwise be refunded by Secured Party or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise for any reason whatsoever, then the security interests created by this Agreement will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made and such release and termination of such security interest had never been given.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]



PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 18

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                    DEBTORS:

                                    FARRAGUT FINANCIAL CORPORATION

                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________


                                    FIRST INVESTORS SERVICING CORPORATION

                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________


                                    SECURED PARTY:

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent for the Lenders

                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

PLEDGE AND SECURITY AGREEMENT (Subsidiaries) - Page 19

                                  SCHEDULE 1.1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                 PLEDGED SHARES


                           DESCRIPTION OF
                             EACH CLASS                           PERCENTAGE
               CERTIFICATE   AND SERIES      PAR     NUMBER OF     OF SHARES
   ISSUER         NUMBER   (IF APPLICABLE)  VALUE  PLEDGED SHARES   ISSUED

None.

                                  SCHEDULE 3.1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                    LOCATIONS

I.  PRINCIPAL PLACE OF
    BUSINESS                   ADDRESS                     LANDLORD/MORTGAGEE

Farragut Financial            675 Bering Drive, Suite 710  First Investors
 Corporation                  Houston, TX  77057           Financial Services



First Investors Servicing     380 Interstate North         HSD/Horton Associates
 Corporation                  Parkway
                              3rd Floor
                              Atlanta, GA

II.  OTHER LOCATIONS          None

                                  SCHEDULE 3.2
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                   DEPOSIT, COMMODITY, AND SECURITIES ACCOUNTS

                                ACCOUNT
NAME                            NUMBER          TYPE           DEPOSITORY

Farragut Financial Corp.     375-084-8043       Deposit    Bank of America, N.A.



First Investors Servicing
Corp-Operating Account       375-135-9748       Deposit    Bank of America, N.A.

                                  SCHEDULE 3.3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                TRADE AND OTHER NAMES; TAX IDENTIFICATION NUMBER


Trade and Other Names:

      First Investors Servicing Corporation was formerly known as Auto Lenders Acceptance Corporation



United States Income Tax
Identification Number:

      Farragut Financial Corporation            76-0521882

      First Investors Servicing Corporation     58-2185726

                                  SCHEDULE 3.5
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

                                      None

                                    EXHIBIT A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                FORM OF AMENDMENT

      This Amendment, dated _______________, _____, is delivered pursuant to
SECTION 4.8 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated as of December 22, 2000, between the undersigned and Bank of America, N.A., as Administrative Agent for the Lenders referred to therein (the "PLEDGE AND SECURITY AGREEMENT"), and that the Capital Stock, notes, or other securities or instruments listed on SCHEDULE 1 annexed hereto shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure payment and performance of all Obligations as provided in the Pledge and Security Agreement.

      Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Pledge and Security Agreement.

                                    DEBTOR:

                                    _____________________________________


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________


                                    SECURED PARTY:

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent for the Lenders


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                   Schedule 1
                                       to
                   Amendment to Pledge and Security Agreement



                     DESCRIPTION OF EACH                             PERCENTAGE
        CERTIFICATE   CLASS AND SERIES                 NUMBER OF      OF SHARES
ISSUER     NUMBER     (IF APPLICABLE)    PAR VALUE   PLEDGED SHARES     ISSUED